UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2008

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

                                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Item 8.01 Other Events

                       On October 20, 2008, Peoples Bancorp Inc. (“Peoples”) issued a news release announcing its wholly-owned subsidiary, People Bank, National Association, had completed the previously announced sale of its Grayson, Kentucky banking office to First National Bank of Grayson.  A copy of the news release is attached as Exhibit
                               99 to this current Report on Form 8-K.

                       Item 9.01 Financial Statements and Exhibits

               a) through (c) not applicable
               d) Exhibits: See “Exhibit Index” below.

SIGNATURES

                               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: October 21, 2008	By:/s/	EDWARD G. SLOANE
Edward G. Sloane
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99	News Release issued October 20, 2008